UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2024

Commission File Number of Issuing Entity: 333-251538-01

Central Index Key Number of Issuing Entity: 0001833494

WF CARD ISSUANCE TRUST

(Exact name of issuing entity as specified in its charter)

(Issuing Entity of the Notes)

Central Index Key Number of Depositor: 0001833590

WF CARD FUNDING, LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number of Sponsor: 0000740906

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	333-251538	94-1347393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Tryon Street, Floor 18 D1086-180 Charlotte, North Carolina		28202
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code (866) 263-3059

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events.

Item 8.01.	Other Events.

On December, 21, 2020, WF Card Funding, LLC, acting solely in its capacity as depositor of WF Card Issuance Trust (“WFCIT”), filed a Registration Statement on Form SF-3 (file nos. 333-251538 and 333-251538-01) (as amended, the “Registration Statement”) relating to the offer and sale of asset-backed notes (the “notes”) from time to time after the Registration Statement became effective as determined by market conditions. The Registration Statement became effective on May 21, 2021.

Certain legal matters relating to the issuance of the notes will be passed upon for Wells Fargo Bank, National Association, sponsor and servicer in respect of WFCIT, by Orrick, Herrington & Sutcliffe LLP. Certain legal matters relating to the federal tax consequences of the issuance of the notes will be passed upon for WFCIT by Orrick, Herrington & Sutcliffe LLP.

Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the notes and with respect to certain federal tax matters in connection with issuance of the notes, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as exhibits to this report.

Section 9 – Financial Statements and Exhibits.

Item 9.01 (d). Exhibits.

Exhibit Index

Each of the following are filed as an Exhibit to this Report.

Exhibit Number	Description

Exhibit 5.1.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to the legality of notes.

Exhibit 8.1.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to federal tax matters in connection with issuance of the notes.

Exhibit 23.1.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in its opinion filed as Exhibit 5.1.1).

Exhibit 23.1.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in its opinion filed as Exhibit 8.1.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WF CARD FUNDING, LLC
Acting solely in its capacity as depositor of
WF Card Issuance Trust

By:	/s/ Bryant Owens
Name: Bryant Owens
Title: President

February 15, 2024